F&M Bank Corp.

Financial data as of March 31, 2017

Caution Regarding Forward Looking Statements

F&M Bank Corp.

This presentation contains projections, predictions, expectations, and other statements with respect to the Company and its subsidiaries as to beliefs, future events, and/or results that are based on current expectations, estimates, and projections about, among other things, the industry and the markets in which the Company operates. Such statements constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking statements are based on various factors and were derived using numerous assumptions. In most cases, you can identify forward-looking statements by words like "may," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," or "continue" or the negative of those words and other comparable words. You should be aware that those statements reflect only the predictions of the Company.

If known or unknown risks or uncertainties should materialize, or if the underlying assumptions should prove inaccurate, actual results could differ materially from past results and those anticipated, estimated, or projected. You should bear this in mind in reading this presentation. Factors that might cause such actual results to differ include, but are not limited to:

- General business and economic conditions in the markets that the Company and its affiliates serve may be less favorable than anticipated which could decrease the demand for loan, deposit, and other financial services and increase loan delinquencies and defaults;
- Changes in market rates and prices may adversely impact the value of securities, loans, deposits, and other financial instruments and the interest rate sensitivity of the Company's balance sheet;
- The Company's liquidity requirements could be adversely affected by changes in assets and liabilities;
- The effect of legislative or regulatory developments, including changes in laws concerning taxes, banking, securities, insurance, and other aspects of the financial services industry, such as, for example, the Dodd-Frank Wall Street Reform and Consumer Protection Act;
- Competitive factors among financial services organizations, including product and pricing pressures and the Company's ability to attract, develop, and retain qualified banking professionals;
- The effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board, and other regulatory agencies that apply to the Company and its subsidiaries; and
- The effect of fiscal and governmental policies of the United States federal government.

The Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures that the Company makes on related subjects in its periodic and current reports that it files with the SEC. Also note that the Company provides cautionary discussion of risks, uncertainties and possibly inaccurate assumptions relevant to its business and operations in the reports that it has filed with the SEC. These discussions relate to factors that, individually or in the aggregate, management of the Company believes could cause the Company's actual results to differ materially from expected and historical results. Accordingly, this presentation should be read in conjunction with the periodic and other reports that the Company has filed with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2016 and its most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 and its first quarter 2017 earnings release dated April 28, 2017. The Company's periodic and other reports are available on the SEC's website at www.sec.gov.

We note these risks and other factors for investors as permitted by the Private Securities Litigation Reform Act of 1995. You should understand that it is not possible to predict or identify all such risks or factors. Consequently, you should not consider such disclosures to be a complete discussion of all potential risks, factors, or uncertainties.

Executive Management Team

Ellen R. Fitzwater, Chair of the Board
Partner/Financial Manager of F&R Leasing, LLC for 30+ years and 33+ years experience in corporate entities

Dean Withers, President/CEO
CEO since 2004, with 38+ years in financial services industry

Carrie Comer, SVP/Chief Financial Officer
CFO since 2013, with 15+ years in banking industry and 5 years in public accounting.

Neil W. Hayslett, EVP/Chief Administrative Officer
CAO since 2013, CFO for 17 years, with 27+ years in banking industry and 4 years in public accounting.

Larry A. Caplinger, EVP/Chief Lending Officer
CLO since 2011 and a 45+ year career with F&M Bank.

Stephanie E. Shillingburg, EVP/Chief Banking Officer
CBO since 2016, Chief Retail officer for 3 years with over 35 years in the banking industry.

A Community Focused Institution

F&M Bank Corp.

"Community Banking at its Finest"

Chartered in 1908, Farmers & Merchants Bank has served its local communities for more than 100 years

- Leading, progressive independent bank in the Shenandoah Valley – serving small to medium size businesses with diverse revenue streams.
- Deep roots in the local community – Board comprised of prominent business members within the local economy.
- Support community activities through participation in five area fairs and other events that support small business, non profits and local municipalities.
- Provide financial literacy program to area middle and high schools free of charge.
- Committed to the communities we serve and donated over $110,000 to organizations within those communities in 2016.


LIVE UNITED
Farmers &
Merchants

Industry Recognition and Accolades

F&M Bank Corp.

- Ranked 104th of top 200 banks in US for 3 year average ROE – American Banker Magazine, April 2017
- Named one of 2016 Best 50 on the OTCQX.
- Ranked 3rd of top 50 US loan producers by IB Magazine – July 2016
- Recognized as a top 50 US bank for social media efforts by the ICBA – July 2014 and 2013
- Bank Investment Consultant magazine named Infinex Financial Group the fastest growing broker/dealer in the financial institution channel for 2014.

Franchise Footprint – Shenandoah Valley

F&M Bank Corp.

- **FMBM is headquartered within the Shenandoah Valley Region of Virginia:**
  - FMBM's operating market falls within the central part of the Shenandoah Valley
  - 4-county franchise: Rockingham, Shenandoah, Page and Augusta and 3 independent cities
  - Strategically located along the I-81 corridor
  - FMBM is the largest community bank headquartered in the central Shenandoah Valley. As of 6/30/16 FMBM's total deposits ranked 2nd in its operating market.
  - 13 branches and a loan production office operating under the Company's banking subsidiary – F&M Bank which is the market leader in Rockingham County.
  - In January 2017 FMBM purchased VS Title, a three location title company.





Frostburg
Cumberland
Hagerstown
Westminster
Oldtown
Keyser
Oakland
Martinsburg
Frederick
Lochearn
Brunswick
Ellicott City
Gainesboro
Winchester
Germantown
Columbia
Old Fields
Leesburg
Rockville
Seneca Rocks Nat'l Recreation Area
Petersburg
Strasburg
Bethesda
Silver Spring
Front Royal
Arlington
Chillum
Washington
Fairfax
Alexandria
Manassas
Franklin
Warrenton
Dale City
St Charles
Culpeper
Aquia
La Plata
Bridgewater
George Washington National Forest
Ruckersville
Chancellor
Fredericksburg
Staunton
Waynesboro
Charlottesville
Stuarts Draft
Lexington
Lovingston
Buena Vista
FMBM Branch Locations
VBS Mortgage Locations
Loan Production Office
Valley Southern Title

Market Overview – Shenandoah Valley

- **Predominately rural area with a diverse economy based on manufacturing, agriculture and education**
  - Major industries include advanced food manufacturing, farming, retail trade, government, education and health care
  - Top employers include James Madison University, Sentara RMH Medical Center, Wal-Mart Distribution, R.R. Donnelly, Merck & Co., Augusta Health, Cargill and McKee Foods
  - Total of 10 colleges along the I-81 corridor within the region
  - Tourist destination for the Shenandoah Caverns, Luray Caverns, Shenandoah National Park, Massanutten Resort and Civil War battlefields


SKYLAND DINING ROOM
CRAFTS & GIFTS
TAPROOM

Recent Company Timeline

F&M Bank Corp.

Creating Shareholder Value Through Disciplined Growth



TBV/Share CAGR – 5.33% (plus dividend yield > 3%)
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$20.69
$20.54
$22.21
$24.12
$24.50
$1.88
$1.82
$2.40
$2.77
$2.74
$0.68
$0.68
$0.73
$0.80
$0.88
2013
2014
2015
2016
1Q17
Earnings Per Share
Dividends Per Share
Tangible Book Value Per Share

1Q17 is annualized

Earnings Highlights

F&M Bank Corp.

Dollars in Thousands (000's)	2014	2015	2016	1Q17*
Net Income	$5,801	$8,417	$9,567	$9,380
Core pre-tax, pre-provision earnings	$10,390	$11,768	$12,860	$12,780
Return on average assets	1.00%	1.31%	1.34%	1.29%
Return on average equity	8.65%	10.46%	11.18%	10.84%
Return on average TCE	9.48%	11.25%	12.59%	11.80%
Net Interest Margin	4.30%	4.43%	4.34%	4.42%
Efficiency Ratio**	58.51%	61.20%	61.03%	62.90%
Earnings per Share	$1.82	$2.40	$2.77	$2.72

*annualized

** 2014 Efficiency Ratio does not include VBS Mortgage gross income

Key Ratios

F&M Bank Corp.


ROAA
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.00
1.31
1.34
1.29
2014
2015
2016
1Q17
ROAA
F&M Bank
Peer Median
Peer Top 20%


ROATCE
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
9.48
11.98
11.92
11.80
2014
2015
2016
1Q17
ROATCE
F&M Bank
Peer Median
Peer Top 20%


NET INTEREST MARGIN
4.5
4.4
4.3
4.2
4.1
4
3.9
3.8
3.7
3.6
4.30
4.43
4.34
4.42
DEC 2014
DEC 2015
DEC 2016
1Q17
F&M Bank
Peer Median
Peer Top 20%


EFFICIENCY RATIO
69.00
67.00
65.00
63.00
61.00
59.00
57.00
55.00
58.51
61.20
61.03
62.90
2014*
2015
2016
1Q17
Axis Title
F&M Bank
Peer Median
Peer Top 20%

Peer statistics from the March 31, 2017 Uniform Bank Performance Report, Peer Group 3. Note 2014 efficiency ratio does not include VBS Mortgage gross income.

Balance Sheet Highlights

F&M Bank Corp.

Dollars in Thousands ($000's)	2014	2015	2016	1Q17*
Total Asset	$605,308	$665,150	$744,889	$714,886
Total Gross Loans Held for Investment	$518,202	$544,053	$591,636	$591,006
Total Gross Loans Held for Sale	$13,382	$57,806	$62,735	$37,698
Total Deposits	$491,505	$494,670	$537,085	$536,560
Loans Held for Investment/Deposits	105.4%	110.0%	110.2%	110.1%
Total Equity	$77,798	$82,950	$86,682	$88,090
Total Equity/Assets	12.85%	12.47%	11.64%	12.32%

*annualized

Asset Quality Highlights

F&M Bank Corp.

Dollars in Thousands ($000's)	2014	2015	2016	1Q17
NPA/Asset	1.73%	1.34%	.94%	1.00%
NCOs/Avg Loans Held for Investment	.34%	.05%	.22%	.15%*
Reserves/Loans Held for Investment	1.68%	1.61%	1.27%	1.24%
Reserves/NPAs	83.2%	101.5%	107.7%	101.9%
NPL/Assets	1.15%	.98%	.65%	.71%

*Annualized

Loan Portfolio

Loan Held for Investment Mix: $591.0 million at 3/31/17


12%
3%
11%
29%
1%
12%
13%
6%
13%
C&D
Agriculture
HELOC
1-4 Family
Multifamily
Owner-Occupied CRE
Non-Owner Occ. CRE
C&I
Consumer & other

- **1-4 family comprises the largest concentration at 29%**
- **Total real estate exposure is 81%; but only 12% construction and development**
- **Consumer is the fastest growing category**
- **Owner-occupied CRE and C&I loans represent 18% of total loans**

Loan Portfolio Detail

F&M Bank Corp.

($000s)	2014	2015	2016	1Q17
C&D	67,180	69,759	76,172	73,874
Agriculture	12,507	13,378	12,901	15,034
HELOC	61,576	65,734	65,873	65,779
1-4 Family	162,249	166,587	172,758	169,664
Multifamily	11,775	7,558	7,605	6,714
Owner-Occupied CRE	59,689	58,870	71,123	71,615
Non-Owner Occ. CRE	62,617	69,162	78,938	77,109
C&I	28,161	27,955	31,306	32,847
Consumer & other	52,448	65,050	74,960	78,370
Loans Held for Investment	**$518,202**	**$544,053**	**$591,636**	**$591,006**
Loans Held for Sale	13,382	57,806	62,735	37,698
Total Loans	**$531,584**	**$601,859**	**$654,371**	**$628,704**

Dealer Finance Division


DEALER STATISTICS
4,940,000
4,440,000
3,940,000
3,440,000
2,940,000
2,440,000
1,940,000
1,440,000
940,000
440,000
(60,000)
80,000,000
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
2014
2015
2016
1Q17*
Gross Income
Net Income
Loan Balance (Right Axis)

*annualized

Dealer Finance Division

F&M Bank Corp.

Average National Delinquency

(Trans Union)

≥ 60 Days Delinquent

	National Average	Virginia AVG	F&M Bank Dealer Division
1st Quarter 2016	1.12%	.97%	.89%
2nd Quarter 2016	?	?	.67%
3rd Quarter 2016	1.33%	1.12%	.49%
4th Quarter 2016	1.44%	1.24%	.58%
1st Quarter 2017	1.30%	TBA	.67%

Nonperforming & Adversely Classified Assets



Historical Nonperforming Assets
($ Millions)
$7.0
$3.6
$6.6
$2.4
$4.9
$2.1
$5.2
$2.1
2014
2015
2016
1Q17
Nonperforming Loans
OREO & Repos

- Total NPAs were $7.3 million at 3/31/17 for an NPA/Assets ratio of **1.00%**
- NPAs consist of $5.1 million in nonaccrual loans, $.1 million in 90 days and greater and $2.1 million of OREO & Repo Vehicles
- Classified assets have decreased by $37.0 million (71%) since 2012 to $14.9 million
- As of 3/31/17 a large portion of FMBM classified loans are categorized as performing – $9.7 million

Funding Overview - Deposit Composition

F&M Bank Corp.


DEPOSIT MIX
3/31/17
27%
17%
26%
20%
9%
Non Int. Bearing
NOW & Other Trans.
MMDA & Sav
Retail CDs
Jumbo CDs

- The Deposit mix is desirable, with a deposit cost of 47 basis points at 3/31/17
- Non Interest Bearing deposits represent 27% of total deposits and are the fastest growing category. This is a stable source of funding with an average life in excess of 6 years.

Deposit Composition

F&M Bank Corp.

Dollars in Thousands (000's)	2014	2015	2016	1Q17
Non Interest Bearing	$ 112,198	$ 134,787	$ 146,617	$ 147,154
NOW & Other Trans.	$ 93,693	$ 81,492	$ 92,872	$ 92,583
MMDA & Savings	$ 90,149	$ 117,351	$ 140,368	$ 141,857
Retail CDs	$ 115,651	$ 107,415	$ 106,359	$ 104,891
Jumbo CDs	$ 79,813	$ 53,625	$ 50,869	$ 50,075
Total Deposits	$ 491,504	$ 494,670	$ 537,085	$ 536,560


VISA
DEBIT
F&M Bank

F&M Bank Corp.

STRATEGIC FOCUS

- **Strong growth and franchise expansion opportunities exist**
  - Augusta County – expansion to the south
    - Two full service branches opened in 2015, one in the City of Staunton and one in the Town of Craigsville
    - Myers Corner (Fishersville) branch opened April of 2017
  - Indirect auto growth opportunities – business continues to expand
  - Potential branch acquisitions with regional bank consolidation
  - New branch in Harrisonburg scheduled to open in August 2017
  - Acquired VS Title in January 2017 with locations in Harrisonburg, Fishersville and Charlottesville





WHY F&M Bank Corp?

- **Further development of a profitable franchise**
  - FMBM is a highly profitable institution – growth in the franchise increases tangible book value and earnings per share
  - Shenandoah Valley is a liquid deposit market and FMBM continues to replace time deposits with lower costing core deposits
  - Well-positioned franchise as the dominant community bank in its markets
  - Sustainable revenue and earnings stream
  - Expanding non-interest income opportunities through VS Title and growth of VBS Mortgage.

Board of Directors

F&M Bank Corp.

Ellen R. Fitzwater	• Chairman of the Board • Financial Manager F&R Leasing/Accounting Consultant
Larry A. Caplinger	• Chief Lending Officer – 40+ year history with the Bank
John N. Crist	• Attorney – real estate • Chairman of VBS Mortgage
Daniel J. Harshman	• Mayor of the Town of Edinburg
Richard S. Myers	• President of Dick Myers Chrysler-Dodge-Jeep dealership
Michael W. Pugh	• Vice Chairman of the Board President of Old Dominion Realty, Inc. & licensed appraiser
Christopher S. Runion	• President of Eddie Edwards Signs and managing Principal of Heifer Investments
Ronald E. Wampler	• Operated and managed a local farm for 30+ years
Dean W. Withers	• FMBM CEO since 2004 – 35+ year banking career
E. Ray Burkholder	• Senior Vice President of Balzer & Associates

F&M Bank Corp.